Exhibit 99.1

CODMAN SURGICAL INSTRUMENTS

Index to Financial Statements

Codman Surgical Instruments Business Special Purpose Combined Statements:

Report of PricewaterhouseCoopers LLP, independent auditors	2
Special Purpose Combined Statement of Assets to be Sold as of October 2, 2011 and January 2, 2011	3
Special Purpose Combined Statement of Revenues and Expenses for the nine month period ended October 2, 2011 and for the fiscal years ended January 2, 2011 and January 3, 2010	4
Notes to special purpose combined statements	5

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CODMAN SURGICAL INSTRUMENTS

Independent Auditors' Report

 To the Management of Codman & Shurtleff Inc.

We have audited the accompanying special purpose combined statement of assets to be sold of the Codman Surgical Instruments product line (the “Business”) of Codman & Shurtleff Inc. (the “Company”), as of October 2, 2011 and January 2, 2011, and the related special purpose combined statement of revenues and expenses for the nine-months ended October 2, 2011 and the fiscal years ended January 2, 2011 and January 3, 2010. These special purpose combined statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these special purpose combined statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose combined statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the special purpose combined statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall special purpose combined statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying special purpose combined statements were prepared in connection with the Company’s intended divesture of the Business as discussed in Note 1 and are not intended to be a complete presentation of the Company’s assets and liabilities or revenues and expenses in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the special purpose combined statements referred to above present fairly, in all material respects, the assets to be sold of the Business as of October 2, 2011 and January 2, 2011 and the Business’ revenues and expenses for the nine-months ended October 2, 2011 and the fiscal years ended January 2, 2011 and January 3, 2010, as described in Note 2, in accordance with accounting principles generally accepted in the United States of America.

As described in Note 3 to the special purpose combined statements, these statements have been derived from the Company’s historical accounting records and reflect significant allocations and management’s estimates of the cost of goods and services provided to the Business by the Company. Accordingly, they do not necessarily represent the assets and revenues and expenses of the Business had it been operated as a separate independent entity.

Boston, Massachusetts

December 21, 2011

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CODMAN SURGICAL INSTRUMENTS

SPECIAL PURPOSE COMBINED STATEMENT OF ASSETS TO BE SOLD

	October 2,	January 2,
(dollars in thousands)	2011	2011
Current assets
Inventories	$10,024	$8,689
Total current assets	10,024	8,689
Property, plant and equipment, net	131	213
Other assets	13	-
Total assets to be sold	$10,168	$8,902

The accompanying notes are an integral part of these special purpose combined financial statements.

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 CODMAN SURGICAL INSTRUMENTS

SPECIAL PURPOSE COMBINED STATEMENT OF REVENUES AND EXPENSES

(dollars in thousands)	For the Nine Month Period ended October 2, 2011	For the Fiscal Year ended January 2, 2011	For the Fiscal Year ended January 3, 2010
Revenues, net	$50,425	$69,286	$74,418
Direct expenses
Cost of sales	18,831	24,286	27,171
Distribution	2,359	4,215	4,862
Selling and marketing	10,112	13,712	13,044
General and administrative	2,472	3,845	3,212
Research and development	734	1,116	1,066
Other expense (income), net	(997)	(182)	763
Total direct expenses	33,511	46,992	50,118
Revenue in excess of direct expenses	$16,914	$22,294	$24,300

The accompanying notes are an integral part of these special purpose combined financial statements.

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CODMAN SURGICAL INSTRUMENTS
NOTES TO SPECIAL PURPOSE COMBINED STATEMENTS
October 2, 2011 and January 2, 2011
(dollars in thousands)

1.	Background

Codman & Shurtleff, Inc. (“Codman”), a Massachusetts corporation, contemplates the divestiture of certain assets associated with the manufacture, marketing, distribution, and sale of the Codman Surgical Instruments (the “Products” or the “Business”). The Products are marketed in the United States by Codman, a division of Depuy, which is a wholly owned subsidiary of Johnson & Johnson (“J&J”), and worldwide by affiliates of J&J. The products of the Business consist of a range of reusable instruments for a variety of surgical procedures and a smaller line of disposable products used in surgery that are principally sold to acute care hospitals in over 50 countries.

On December 11, 2011, Codman entered into an Asset Purchase Agreement with Specialty Surgical Instrumentation Inc. a wholly owned subsidiary of Symmetry Medical, Inc. providing for the sale of the Business. Under the terms of the Asset Purchase Agreement, the purchase price payable is $165 million, subject to certain adjustments. The transaction is subject to customary closing conditions.

2.	Basis of Presentation

The Combined Statement of Assets to be Sold as of October 2, 2011 and January 2, 2011, and the related Statement of Revenues and Expenses for the nine-month period ended October 2, 2011 and the fiscal years ended January 2, 2011 and January 3, 2010, are derived from the historical books and records of Codman and certain of its affiliates and only present the assets to be sold and the revenues and direct expenses, including certain allocated expenses, of the Business. Therefore, these special purpose combined statements are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Business in conformity with accounting principles generally accepted in the United States of America. The operations of the Business rely, to varying degrees on Codman and other J&J affiliates for marketing, sales order processing, billing, collection, procurement, customer service, warehousing, information technology, insurance, human resource, accounting, regulatory, treasury, tax and legal support, and these expenses have been allocated in the Combined Statements of Revenue and Expenses.

During the nine months ended October 2, 2011, and the fiscal years ended January 3, 2011 and January 2, 2010, the Business’ financing requirements were provided by J&J, and cash generated by the Business was swept by J&J. As the Business has historically been managed as part of the operations of Codman and has not been operated as a stand-alone entity, it is not practical to prepare historical cash flow information regarding the Business’ operating, investing, and financing cash flows. As such, statements of cash flows were not prepared for the Business.

3.	Allocation of Certain Costs and Expenses

Certain costs and expenses presented in the special purpose combined statements have been allocated by Codman and certain of its affiliates based on management’s estimates of the cost of services provided to the Business and other assumptions that management has deemed reasonable. Management uses different methodologies to allocate the various costs to the Business, such as percent of sales, percent of cost of sales, percent of units shipped, headcount, and floor space.

The special purpose combined statements reflect a consistent application of methodology each reporting period, where appropriate. Allocations of J&J corporate overhead unrelated to the operations of the Business have been excluded from the special purpose combined statements.

Due to the reliance of the Business on J&J, Depuy, Codman and certain of its affiliates for the above described activities and also due to the fact that products of the Business are often sold with other products, the historical operating results may not be indicative of the future results should it be operated as a stand-alone entity.

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CODMAN SURGICAL INSTRUMENTS
NOTES TO SPECIAL PURPOSE COMBINED STATEMENTS
October 2, 2011 and January 2, 2011
(dollars in thousands)

The amounts allocated to the Business by Codman and certain of its affiliates for the periods presented are as follows:

	For the Nine-Month Period Ended October 2, 2011	For the Fiscal Year Ended January 2, 2011	For the Fiscal Year Ended January 3, 2010
Cost of sales	$1,402	$1,248	$1,884
Distribution	2,300	4,130	4,772
Selling and Marketing	4,347	5,309	5,195
General and administrative	2,414	3,808	3,134
Research and development	331	511	474
Other expense (income), net	(717)	116	1,118
Total Operating Expenses	$10,077	$15,122	$16,577

There was no direct interest expense incurred by or allocated to the Business; therefore, no interest expense has been reflected in the special purpose combined statements.

All significant inter-company accounts and transactions within the Business have been eliminated.

4.	Summary of Significant Accounting Policies

Fiscal Year

The nine month period and fiscal year ends on the Sunday nearest to the end of the period. The nine month period ended October 2, 2011, consists of 39 weeks. The 2010 fiscal year presented consists of 52 weeks. The 2009 fiscal year presented consists of 53 weeks. Unless otherwise noted, reference in the special purpose combined statements to 2011, 2010 and 2009 are to the nine month period ended October 2, 2011 and the fiscal years ended January 2, 2011 and January 3, 2010, respectively.

Principles of Combination

The accompanying special purpose combined statements include the results allocated to the Business from Codman and the results of the Business in various international countries sold by affiliates of J&J. All significant intercompany account balance and transactions here been eliminated.

Use of Estimates

The preparation of these special purpose combined statements in conformity with the accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates. Also, as discussed in Note 3, the special purpose statements include allocations and estimates that are not necessary indicative of the amounts that would have resulted if the Business had been operated as a stand-alone entity.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out method. Market is deemed to be replacement cost to the extent it does not exceed net realizable value (the estimated selling price less any cost of completion and distribution). Inventories are adjusted for estimated obsolescence and written down to net realizable value based upon estimates of future demand.

Property, Plant, and Equipment

Property, plant, and equipment consist primarily of equipment used in the manufacturing of the products. Property, plant and equipment are stated at historical cost. Expenditures for maintenance and repairs are charged to expense as incurred, while the costs of significant improvements are capitalized. Depreciation expense is recorded on a straight-line basis over the estimated useful lives of the assets, which are as follows:

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CODMAN SURGICAL INSTRUMENTS
NOTES TO SPECIAL PURPOSE COMBINED STATEMENTS
October 2, 2011 and January 2, 2011
(dollars in thousands)

Building improvements	10–20 Years
Machinery and equipment	2–13 Years
Furniture and fixtures	8–12 Years

Upon retirement or other disposal of property, plant and equipment, the cost and related accumulated depreciation are eliminated from their respective accounts. The difference, if any, between the net asset value and the proceeds is adjusted to income.

The carrying value of property, plant, and equipment is reviewed whenever events or changes in circumstances indicate that the carrying value of asset or asset group may no longer be recoverable. An impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.

Revenue Recognition

The Business recognizes revenue when all of the following criteria are met: persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the price to the buyer is fixed or determined; and collectability is reasonably assured. For product related sales, revenues are recognized when title and risk of loss has been passed to the customer, which is typically upon shipment. Product revenues are recorded net of applicable reserves for estimated product returns and certain customer rebate programs and incentives. The estimates take into consideration historical experience, current contractual requirements, specific known events, and trends and forecasted buying patterns.

Foreign Currency

Assets of the Business’ international operations are translated from their respective currencies into U.S. dollars using the respective exchange rates in effect at each period end. Revenues and expenses of the Business’ international operations are translated from their respective currencies into U.S. dollars using the average exchange rates during the respective periods.

J&J Benefit Plans/Stock Based Compensation

Certain eligible employees of the Business have been awarded stock option grant or restricted stock units under the J&J stock option plans. These stock options and restricted stock grants are accounted for under the fair value method of equity-based compensation accounting principles and have been allocated to the Business in these special purpose combined statements. Stock based compensation expense allocated to the Business was $33, $66 and $62 for the nine-month period ended October 2, 2011, and the fiscal years ended January 3, 2011 and January 2, 2010, respectively. Certain eligible employees of the Business also participate in various other J&J benefit plans, as described in Note 9.

Income Taxes

The operations of the Business are included in the consolidated federal income tax return of J&J, to the extent appropriate, and are included in the foreign, state and local returns of certain other affiliates of J&J. A provision for income taxes has not been presented in these special purpose combined statements as the business has not operated as a standalone unit and no allocation of J&J’s income tax provision/benefit has been made to the Business.

Concentrations

In 2011, 2010 and 2009, the Business did not have a customer that represented 10% or more of total revenues.

Commitments and Contingencies

The Business has a lease agreement for a warehouse and distribution facility in Tuttlingen, Germany. The term of the lease began on June 1, 2003 and will continue until February 28, 2013 with options to renew. As of October 2, 2011, the Business has a $13 security deposit associated with this lease which is included within other assets. The Business incurred direct rent expense of $44, $60 and $56 during the nine month period ended October 2, 2011 and the fiscal years ended January 2, 2011 and January 3, 2010, respectively. As of October 2, 2011, minimum lease payments under this lease for each of the years remaining are as follows:

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CODMAN SURGICAL INSTRUMENTS
NOTES TO SPECIAL PURPOSE COMBINED STATEMENTS
October 2, 2011 and January 2, 2011
(dollars in thousands)

Remainder of 2011	$15
2012	59
2013	10
$84

The Business does not have any other significant direct operating lease commitments. The Business receives indirect allocations of facility and other lease expenses from Codman and certain of its affiliates as described in Note 3.

From time to time, the Business is involved with product liability claims or other legal proceedings generally incidental to the Business activities. The Company does not believe there are existing matters that would have a material adverse effect on the Business.

5.	Inventories

As of October 2, 2011 and January 2, 2011, components of inventory consisted only of finished goods and amounted to $10,024 and $8,689, respectively.

6.	Property, plant and equipment, net
	October 2,	January 2,
	2011	2011
Building improvements	$149	$145
Machinery and equipment	545	546
Furniture and fixtures	131	144
Total property, plant, and equipment	825	835
Less: Accumulated depreciation	(694)	(622)
Property, plant, and equipment, net	$131	$213

Depreciation expense incurred for the nine month period ended October 2, 2011 and the fiscal years ended January 2, 2011 and January 3, 2010, approximated $69, $123, and $136, respectively.

7.	Financial Instruments

The affiliates of Codman that support the Business enter into forward foreign currency exchange contracts to offset the foreign currency exposure related to forecasted inventory purchases. These contacts have been designated as cash flow hedges in accordance with the appropriate accounting guidance. The terms of these contracts are generally one year or less. J&J marks these contracts to fair value on a quarterly basis based upon the difference between the contract rate and the forward rate for the remaining portion of the contract. The gains and losses relating to these contracts have been included in costs of sales and allocated to the Business based on the amount of forecasted purchases for the Business as a percentage of the total for that affiliate. The Business recognizes its portion of the net allocated gains and losses when the amounts are reclassified to earnings, which is at the time the inventory is sold to the customer and the cost of sale is recognized. For the nine month period ended October 2, 2011 and the fiscal years ended January 2, 2011 and January 3, 2010, the Business recognized expense of $44, $754, and $935, respectively, which were recorded in costs of sales related to these contracts.

The affiliates of Codman that support the Business also enter in forward currency exchange contracts to offset the foreign currency exposure related to the settlement of intercompany payables and receivables. J&J has not elected hedge accounting for these transactions. The net allocated realized gains and losses related to these contracts are recognized within other income and expense. For the nine month period ended October 2, 2011, and the fiscal years ended

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CODMAN SURGICAL INSTRUMENTS
NOTES TO SPECIAL PURPOSE COMBINED STATEMENTS
October 2, 2011 and January 2, 2011
(dollars in thousands)

January 3, 2011 and January 2, 2010, the Business recognized net gains of ($976) and ($598), and net losses of $700, respectively, which were recognized in Other Expenses (Income), net.

8.	Bill and Hold Transactions

Codman has a contract with the U.S. government for surgical instruments related to the Business. The contract allows for the government to purchase and pay for products that are then held by Codman until the government requires them. The transactions under this contract do not meet the criteria for revenue recognition for bill and hold transactions. Revenue under this contract is therefore deferred until the product is shipped. For the nine month period ended October 2, 2011, and the fiscal years ended January 2, 2011 and January 3, 2010, $17, $1,059 and $289, respectively, of revenue was recognized, based on the amount of inventory shipped during the respective periods. As of October 2, 2011 and January 2, 2011, the Business had $0 and $8, respectively, of government owned inventory on hand that has been included in inventory.

9.	Pensions and Other Benefits Plans

J&J sponsors various retirement and pension plans, including defined benefit, defined contribution and termination indemnity plans, which cover most employees worldwide. J&J also provides postretirement benefits, primarily health care, to all U.S. retired employees and their dependents. Many international employees are covered by government-sponsored programs and the cost to J&J is not significant. Retirement plan benefits are primarily based on the employee’s compensation during the last three to five years before retirement and the number of years of service. International Johnson & Johnson subsidiaries have plans under which funds are deposited with trustees, annuities are purchased under group contracts, or reserves are provided.

J&J does not fund retiree health care benefits in advance and has the right to modify these plans in the future. Cost associated with pension and other benefit plans have been allocated to the Business using the methodologies described in Note 3. For the nine month period ended October 2, 2011, and the fiscal years ended January 2, 2011 and January 3, 2010, $953, $989 and $1,175, respectively, are included within the combined statement of revenues and expenses.

10.	Geographic Information

The following amounts are included in the special purpose combined statements at or for the nine month period ended October 2, 2011 and at or for the fiscal years ended January 2, 2011 and January 3, 2010:

	Nine Month Period Ended October 2, 2011	For the Year Ended January 2, 2011	For the Year Ended January 3, 2010
Revenues, net
United States	$31,828	$44,911	$44,767
Europe	8,723	12,075	18,873
Asia Pacific	6,529	7,728	6,859
Latin America	1,783	2,828	2,193
Canada	1,562	1,744	1,726
	$50,425	$69,286	$74,418

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CODMAN SURGICAL INSTRUMENTS
NOTES TO SPECIAL PURPOSE COMBINED STATEMENTS
October 2, 2011 and January 2, 2011
(dollars in thousands)

	At	At
	October 2, 2011	January 2, 2011
Inventories
United States	$8,703	$7,333
Europe	981	1,064
Asia Pacific	181	192
Latin America	120	81
Canada	39	19
	$10,024	$8,689

11.	Related Parties

Codman, as a subsidiary of J&J, utilizes a centralized approach to cash management and financing of operations. Codman’s cash was available for use and was regularly swept by J&J at its discretion. Any cash required to fund the operations of Codman was obtained through J&J centralized treasury function.

12.	Subsequent Events

Subsequent events have been evaluated through December 21, 2011 the date these special purpose combined statements were issued. On December 11, 2011, Codman entered into an Asset Purchase Agreement with Specialty Surgical Instrumentation Inc. a wholly owned subsidiary of Symmetry Medical, Inc. providing for the sale of certain assets of the Business. Under the terms of the Asset Purchase Agreement, the purchase price payable is $165 million, subject to certain adjustments. The transaction is subject to customary closing conditions. There are no other subsequent events which have not been disclosed in these special purpose combined statements.

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